PROXY

                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

                                       OF
                           MET INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 27, 2009

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust (the "Trust") hereby appoints Elizabeth M. Forget, Richard C. Pearson and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on February 27, 2009, at the offices of the Trust, 1095 Avenue of the Americas, 40th Floor, New York, New York 10036, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby BlackRock Diversified Portfolio, a series of Metropolitan Series Fund, Inc., will
         (i) acquire all of the assets of Legg Mason Partners Managed Assets Portfolio, a series of the Trust; and (ii) assume all of the liabilities of the Trust's Legg Mason Partners Managed Assets Portfolio.

                  FOR  [  ]       AGAINST  [   ]        ABSTAIN  [  ]

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                Dated:                              , 2009
                                      ------------------------------
                                _______________________________________
                                Name of Insurance Insurance Company

                                _______________________________________
                                Name and Title of Authorized Officer

                                _______________________________________
                                Signature of Authorized Officer

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:
_______ Insurance Company
Separate Account _____



                     3 EASY WAYS TO VOTE                                          MET INVESTORS SERIES TRUST
                                                                         LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
1.  Return this voting instruction form using the enclosed            5 Park Plaza, Suite 1900, Irvine, California 92614
    postage-paid envelope.
2.  Vote by Internet - see instructions in Prospectus/Proxy                    VOTING INSTRUCTIONFORM FOR THE
    Statement.                                                                 Special Meeting of Shareholders
3.  Vote by telephone - see instructions in Prospectus/                          February 27, 2009, 10:00 a.m.
    Proxy Statement

***  CONTROL NUMBER:                           ***


LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the Legg Mason Partners Managed Assets Portfolio (the "Portfolio"), a series of Met Investors Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Trust, 1095 Avenue of the Americas, 40th Floor, New York, New York 10036 at 10:00 a.m. Eastern Time on February 27, 2009, and at any adjournments thereof.

The Company and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Reorganization. The Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Reorganization, the Company will vote FOR the Reorganization.



                                               Date ________________, 200_



                                                     PLEASE SIGN IN BOX BELOW




                                               Signature - Please sign exactly
                                               as your name appears at left. If
                                               joint owners, either party may
                                               sign. When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please give full
                                               title as such. If a corporation,
                                               please sign in full corporate
                                               name by president or authorized
                                               officer. If a partnership, please
                                               sign in partnership name by
                                               authorized person.

                        Please fold and detach card at perforation before mailing.







TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE REORGANIZATION, CHECK THE
APPROPRIATE BOX BELOW.
                                                                              FOR           AGAINST          ABSTAIN
To approve an Agreement and Plan of Reorganization whereby BlackRock
Diversified Portfolio, a series of Metropolitan Series Fund, Inc., will
(i) acquire all of the assets of Legg Mason Partners Managed Assets
Portfolio, a series of the Met Investors Series Trust (the "Trust");          |_|            |_|                |_|
and (ii) assume all of the liabilities of the Trust's Legg Mason Partners
Managed Assets Portfolio.


